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                                 EXHIBIT INDEX

4.29     Form of Variable Annuity Contract (form 271498)
4.33     Form of Contract Data Pages - RVSL (form 273954DPFCC)
4.34     Form of Contract Data Pages - AEL (form 273954DPFCC)
4.35     Form of Contract Data Pages -- RVSL (form 273954DPFCL)
4.36     Form of Contract Data Pages -- AEL (form 273954DPFCL)
5.1      Form of Variable Annuity Application - WF Advantage Choice et al
         (form 271492)
5.2      Form of Variable Annuity Application - FlexChoice (form 271493)
5.3      Form of Variable Annuity Application - EG Pathways (form 271850)
5.4      Form of Variable Annuity Application - EG Privilege (form 271851)
5.6      Form of Variable Annuity Application - FlexChoice Select (form 272882)
5.7      Form of Variable Annuity Application - EG Pathways (form 272883)
5.9      Form of Variable Annuity Application - FlexChoice Select (form 273634)
5.10     Form of Variable Annuity Application - EG Pathways Select (form 273636)
5.11     Form of Variable Annuity Application - AccessChoice Select (form
         273639)
5.14     Form of Variable Annuity Application - FlexChoice Select - RVSL (form
         273970)
5.15     Form of Variable Annuity Application - FlexChoice Select - AEL (form
         273970)
9.       Opinion of Counsel and Consent
10.1 Consent of Independent Registered Public Accounting Firm for RiverSource AccessChoice Select(SM) Variable Annuity
10.2 Consent of Independent Registered Public Accounting Firm for RiverSource FlexChoice(SM) Variable Annuity
10.3 Consent of Independent Registered Public Accounting Firm for RiverSource FlexChoice(SM) Select Variable Annuity
10.4     Consent of Independent Registered Public Accounting Firm for
         Evergreen Pathways(SM) Variable Annuity
10.5     Consent of Independent Registered Public Accounting Firm for
         Evergreen Pathways(SM) Select Variable Annuity
10.6     Consent of Independent Registered Public Accounting Firm for
         Evergreen Privilege(SM) Variable Annuity
10.7 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Choice Variable Annuity
10.8 Consent of Independent Registered Public Accounting Firm for Wells Fargo Advantage(R) Choice Select Variable Annuity
13.1     Power of Attorney for RiverSource Life Insurance Company dated Jan. 2,
         2007